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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        September 21, 1999
                                                  ------------------------------

                         REAL ESTATE INCOME PARTNERS III
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

            0-14633                                    13-33294820
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    (Commission file Number)                (I.R.S. Employer Identification No.)

  27611 La Paz Road, P.O. Box 30009, Laguna Niguel, California        92607-0009
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         (Address of principal executive offices)                     (Zip Code)

                                 (949) 643-7700
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              (Registrant's telephone number, including area code)

                                       N/A
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             (Former name, former address and former fiscal year, if
                           changed since last report.)

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                         REAL ESTATE INCOME PARTNERS III
                               LIMITED PARTNERSHIP


ITEM 2. DISPOSITION OF ASSETS

        Real Estate Income Partners III (the "Partnership") recently sold two of its three properties in two separate transactions, as set forth below:

Cooper Village

        On September 21, 1999, the Partnership sold its 42% interest in Cooper Village Shopping Center (co-owned with an affiliated partnership), in Mesa, Arizona to Old Vine Corporation ("Old Vine"), a local shopping center operator that is not affiliated in any way with the Partnership, its General Partner or any of its principals or affiliates. The sale price for the Partnership's 42% interest was $2,593,500.

        The buyer was represented by a third-party broker in the transaction. The broker was paid $33,252 from the sale proceeds. The General Partner was not paid any property disposition fee in connection with the sale. Old Vine has hired an affiliate of Birtcher to perform certain onsite property management services (not accounting or asset management), pursuant to a contract that is cancelable at any time upon 30 days notice.

The Forum

        On September 23, 1999, the Partnership sold The Forum, in Wauwatosa, Wisconsin to Rubin Pachulsky Dew Properties, LLC ("Rubin Pachulsky Dew") for $5,350,000. Rubin Pachulsky Dew is a third-party real estate investment entity that is not affiliated in any way with the Partnership, its General Partner or any of its principals or affiliates.

        Rubin Pachulsky Dew was represented by a third-party broker in the transaction. The broker was paid $53,500 from the sale proceeds. Since the sale price of The Forum exceeded the January 1, 1993 appraised value ($4,440,000), pursuant to the 1993 Amendment of the Partnership Agreement, the General Partner earned and was paid a property disposition fee of $133,750 in connection with the sale.

        Rubin Pachulsky Dew has hired an affiliate of Birtcher as property manager for The Forum for a fee that is approximately the same as the fee that the Partnership previously paid to the General Partner for property management. In addition, Rubin Pachulsky Dew has hired an affiliate of Birtcher to provide certain asset management services for The Forum, and will pay an incentive fee approximately equal to 10% of the profits, if any, after Rubin Pachulsky Dew has received a 15% cumulative annual, return on its investment. The incentive fee, if earned, is not payable until the property is sold or four years from date of purchase, whichever comes first. The property management agreement is cancelable at any time upon 60 days notice, but the incentive fee

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                         REAL ESTATE INCOME PARTNERS III
                               LIMITED PARTNERSHIP


will survive termination of the contract.

Summary
-------

        The Partnership realized approximately $7,438,000, or approximately $117 per $1,000 originally invested in the Partnership, in distributable cash proceeds from the sale of the two properties, after deducting for holdbacks (approximately $148,000), closing costs and prorations totaling approximately $358,000.

        Currently, two lawsuits are pending against the Partnership and its General Partner and certain of its affiliates that seek, among things, unspecified monetary damages. These lawsuits are discussed in the Partnership's quarterly and annual reports. Since these cases are in the preliminary discovery phase, there is unavoidable uncertainty regarding their ultimate resolution. The Partnership Agreement mandates that the General Partner provide for all of the Partnership's liabilities and obligations, including contingent liabilities, before distributing liquidation proceeds to its partners. Therefore, the Partnership will not distribute liquidation proceeds until the uncertainty surrounding these lawsuits is sufficiently resolved. The amount and timing of any distribution of liquidation proceeds will be determined by the General Partner in light of these and other relevant considerations.

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                         REAL ESTATE INCOME PARTNERS III
                               LIMITED PARTNERSHIP


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   REAL ESTATE INCOME PARTNERS III, LIMITED
                                   PARTNERSHIP


By: BIRTCHER/LIQUIDITY             By: BIRTCHER INVESTORS,
    PROPERTIES                         a California limited partnership
    (General Partner)
                                       By: BIRTCHER INVESTMENTS,
                                           a California general partnership,
                                           General Partner of Birtcher Investors

                                           By: BIRTCHER LIMITED,
                                               a California limited partnership,
                                               General Partner of Birtcher
                                               Investments

                                                By: BREICORP,
                                                    a California corporation,
                                                    formerly known as Birtcher
                                                    Real Estate Inc., General
                                                    Partner of Birtcher Limited

Date: October 15, 1999                              By: /s/Robert M. Anderson
                                                        ------------------------
                                                        Robert M. Anderson
                                                        Executive Director
                                                        BREICORP

                                   By: LF Special Fund I, L.P.,
                                       a California limited partnership

                                       By: Liquidity Fund Asset Management,
                                           Inc., a California corporation,
                                           General Partner of LF Special Fund I,
                                           L.P.

Date: October 15, 1999                     By:  /s/ Brent R. Donaldson
                                                --------------------------------
                                                Brent R. Donaldson
                                                President
                                                Liquidity Fund Asset Management,
                                                Inc.